EXHIBIT 10.27



                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF FEBRUARY 28, 2005




                                     BETWEEN

                        MEDIVISION MEDICAL IMAGING LTD.,

                                  AS BORROWER,



                                       AND


                           OPHTHALMIC IMAGING SYSTEMS

                                    AS LENDER

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                           LOAN AND SECURITY AGREEMENT



     This LOAN AND SECURITY AGREEMENT, dated as of February 28, 2005 (this "Agreement"), is entered into by and between MediVision Medical Imaging Ltd., an Israeli corporation ("MediVision"), and Ophthalmic Imaging Systems, a California corporation ("OIS").

                                    RECITALS

     WHEREAS, OIS has agreed to make one or more Term Advances to MediVision in the aggregate principal sum, including interest, of up to two million dollars ($2,000,000), which shall be evidenced by and payable in accordance with the Note executed by MediVision; and

     WHEREAS, to secure all of its payment and performance obligations under the Note and this Agreement, MediVision has agreed to pledge to and grant to OIS a lien on and security interest in the Pledged Securities, upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of their mutual covenants and agreements set forth hereinafter and intending to be legally bound, the parties agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     1. Definitions. The following terms, when used in this Agreement, have the following meanings, unless the context otherwise indicates:

     "Affiliate" shall mean, with respect to any person or entity, any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such other person or entity.

     "Covering Amount" shall mean 2,409,000 shares of capital stock of OIS that are owned by MediVision. This number of shares is based on the average closing price of shares of capital stock of OIS during the period covering the last ten
(10) business days of February, 2005, which average closing price was $1.11, discounted by 25%, such discounted amount being approximately equal, when multiplied by 2,409,000, to the maximum aggregate principal sum available to MediVision pursuant to this Agreement and the Note.

     "Default" shall mean any of the following: (i) a failure by MediVision to make any payment when due hereunder provided that such breach shall constitute a Default only if it has not been cured by MediVision within fourteen (14) days of written notice of such breach provided by OIS; (ii) a breach by MediVision of any other covenant or other term or condition of this Agreement, unless such breach is capable of being cured within fourteen (14) days, in which event such breach shall constitute a Default only if it has not been cured by MediVision within fourteen (14) days of written notice of such breach provided by OIS;
(iii) a breach by


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MediVision of any representation or warranty made by MediVision hereunder, other than immaterial breaches; (iv) the filing by MediVision of a voluntary petition in bankruptcy or under any similar insolvency law, the making of an assignment for the benefit of creditors, or if any involuntary petition in bankruptcy or under any similar insolvency law is filed against MediVision and such petition is not dismissed within ninety (90) days after the filing thereof; (v) any judgment, writ or similar process shall be entered into or filed against MediVision for more than $25,000 and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days; (vi) MediVision shall default under any obligation for the payment of money in excess of $25,000 to any lender; or
(vii) a material portion of the Pledged Securities shall have been impaired, lost or destroyed.

     "GAAP" shall mean generally accepted accounting principles.

     "Governmental Body" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case, whether of the United States or any foreign jurisdiction.

     "Initial Term Advance" shall mean the Term Advance in the amount of $1,150,000 disbursed to MediVision as of the date of this Agreement in accordance with the Note and this Agreement.

     "Interest" shall mean "Interest" under (and as defined in) the Note.

     "Loan" shall mean the term loan, including interest, of $2,000,000, made by OIS to MediVision, as evidenced by the Note and this Agreement and secured by the Pledged Securities. As more fully described herein, OIS shall disburse the Loan by making multiple Term Advances to MediVision subject to, and in accordance with, Section 2.1(b) hereof.

     "Maturity Date" shall have the meaning assigned to such term in Section 2.1(d).

     "Note" shall have the meaning assigned to such term in Section 2.1(a).

     "Pledged Securities" shall mean (i) the Covering Amount of shares of the capital stock of OIS, which MediVision owns beneficially and of record, and (ii) all Proceeds of such capital stock and all other securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such capital stock or additional securities, in each case whether now owned or existing or hereafter acquired or created, and howsoever arising, together, in each case, with the products and proceeds thereof, all collections, payments and other distributions and realizations with respect thereto, any and all other rights, powers, privileges, remedies and interests of MediVision therein, thereto or thereunder, and any and all renewals, substitutions, modifications and extensions of any and all of the foregoing.

     "Proceeds" shall mean (i) "proceeds", as such term is defined in the UCC and (ii) whatever is received when Pledged Securities or Proceeds are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including the proceeds of insurance payable by reason of loss of or damage to Pledged Securities or Proceeds.

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     "Secured Obligations" shall mean the Loan, the obligations of MediVision under the Note (including, without limitation, Interest and principal thereunder) and under this Agreement, whether on account of principal (and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to MediVision whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), reimbursement obligations, fees, indemnities, costs, expenses, or otherwise.

     "Term Advances" shall have the meaning assigned to such term in Section 2.1(b). All of the Term Advances, once disbursed in accordance with said Section, shall be deemed part of the Loan, which is owing by MediVision to OIS pursuant to the terms of this Agreement and the Note.

     "Termination Date" shall mean the earliest to occur of (i) the Maturity Date, (ii) the date that OIS demands payment of the Secured Obligations after a Default, and (iii) the date that MediVision prepays in full all of the Secured Obligations pursuant to the terms of this Agreement and the Note.

     "UCC" shall mean the Uniform Commercial Code of the State of California as in effect on the date hereof and as amended from time to time hereafter.

                                   ARTICLE II

                          TERMS AND CONDITIONS OF LOAN

     2.1  Secured Loan.


          (a) Structure of Loan; Secured Note. On the date hereof, OIS will make the Loan to MediVision, subject to the terms and conditions set forth in this Agreement. MediVision's obligation to repay the Loan will be evidenced by a term promissory note in substantially the form attached hereto as Exhibit A (the "Note") and will be secured by the Pledged Securities as provided herein.

          (b) Term Advances. OIS agrees, subject to the terms and conditions of this Agreement, to disburse the Loan to MediVision by way of multiple term advances ("Term Advances") from time to time from the date hereof until the Termination Date. OIS shall have no obligation to make a Term Advance if: (i) after giving effect to such requested Term Advance, the outstanding aggregate principal balance, including interest, of the Term Advances would exceed $2,000,000, or (ii) OIS determines, in its sole and absolute discretion, that it does not have the funds available or accessible to it or obtainable by it in order make any such advance. OIS need not furnish MediVision with any proof or evidence supporting OIS' determination not to make any Term Advance. MediVision must provide OIS with at least one business day's prior notice as to any requested Term Advance, specifying the date of the requested Term Advance and the amount thereof. Each Term Advance shall be in a minimum amount of $50,000 or in any lesser amount as the parties shall agree and any increases thereof must be in increments of $5,000. Each Term Advance made by OIS in accordance herewith shall be made by wire transfer to an account designated in writing by MediVision within three (3) business days of the above notice. Concurrently herewith, OIS has made the Initial Term Advance to MediVision.

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          (c) Interest. The Loan shall bear Interest and be payable in accordance with the terms set forth in the Note.

          (d) Loan Repayment. The Loan and all of the other Secured Obligations shall be due and payable in full on February 28, 2006 (the "Maturity Date") unless payable earlier on any Termination Date or otherwise in accordance with the terms of this Agreement or the Note.

          (e) Prepayments. Prepayments are permitted in accordance with the terms of the Note.

     2.2  Security Interest.

     (a) Security Interest. This Agreement constitutes a "security agreement" within the meaning of the UCC. As security for the payment and performance of the Secured Obligations, MediVision hereby pledges, hypothecates, assigns, transfers, sets over and delivers to OIS, and grants a security interest to OIS in all of MediVision's right, title, estate, claim and interest in the Pledged Securities. MediVision agrees that at any time and from time to time, at its expense, MediVision will promptly execute and deliver all further instruments and documents (including, without limitation, financing statements and continuation statements), and take all further action that OIS may request, in order to perfect and protect the security interests granted or purported to be granted hereby and to enable OIS to exercise and enforce its rights and remedies hereunder with respect to any Pledged Securities.

     (b) Delivery of Pledged Securities. MediVision shall deliver to OIS the certificates respecting the Pledged Securities accompanied by undated blank stock powers executed in blank, and by such other instruments or documents as OIS shall reasonably request provided that such other instruments and documents do not impose any additional duties, obligations or liabilities on MediVision in any material respect.

     (c) Registration in Nominee Name; Denominations. OIS shall have the right to hold the certificates representing any Pledged Securities in its own name, the name of its nominee or in the name of MediVision, endorsed or assigned in blank or in favor of OIS.

     (d) Financing Statements. MediVision hereby authorizes OIS to file UCC-1 financing statements and any amendments thereto or continuations thereof, in all cases, necessary to perfect the security interest and lien granted by MediVision in favor of OIS hereunder with regard to the Pledged Securities, and MediVision will pay the costs of filing the same in all applicable public offices.

     (e) Impairment of Pledged Securities. No impairment of, injury to, or loss or destruction of any of the Pledged Securities shall relieve MediVision of any of the Secured Obligations, except as may be specifically provided otherwise herein.

     (e) Return of Pledged Securities. Upon payment in full of the Loan and any other amounts due hereunder and full satisfaction of all other Secured Obligations, OIS shall release its security interest in, return to MediVision all Pledged Securities hereunder and shall file all termination statements reasonably deemed necessary by MediVision with respect thereto at the sole cost and expense of MediVision.

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     (f) Further Assurances. MediVision agrees that at any time and from time to time, at its expense, MediVision will promptly execute and deliver all further instruments and documents, and take all further action that OIS may reasonably request, in order to perfect and protect the security interests granted or purported to be granted hereby and to enable OIS to exercise and enforce its rights and remedies hereunder with respect to any Pledged Securities.

     (g) OIS Appointed Attorney-in-Fact. Effective upon and during the continuance of a Default, MediVision hereby irrevocably appoints OIS as MediVision's attorney-in-fact, with full authority in the place and stead of MediVision and in its name or otherwise, from time to time in OIS' discretion and without notice to MediVision, to take any action and to execute any instrument which OIS may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, OIS shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to MediVision representing any dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

     (h) OIS Right to Perform. Upon the occurrence of a Default, but only following termination of the respective periods for curing same, and provided such Default was not cured, OIS may exercise the power of attorney granted to it in Section 2.2(h) (but shall not be obligated and shall have no liability to any person for failure to) and itself perform, or cause performance of, this Agreement, and the reasonable expenses of OIS incurred in connection therewith shall be payable by MediVision.

     (i) MediVision's Continuing Rights. Notwithstanding the security interest in the Pledged Securities granted to and created in favor of OIS under this Agreement, MediVision shall have the right at any time during the term of this Agreement to sell or otherwise dispose of, in the ordinary course of MediVision's business, any shares of capital stock of OIS owned by MediVision that are not part of the Pledged Securities. In the event of any such sale, public or private, by MediVision of the capital stock of OIS, MediVision shall immediately apply no less than 50% of the proceeds of such sale to a prepayment of the Loan, which prepayment shall not exceed the outstanding principal amount of the Loan at the time of such prepayment.

     (j)  Distribution; Voting Rights.

          (i) Unless and until a Default shall have occurred, MediVision shall be entitled to receive and retain dividends and distributions and to exercise any and all voting and/or consensual rights and powers accruing to the owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms hereof or with any of the organizational documents of MediVision.

          (ii) Upon the occurrence of a Default, but only following termination of the respective periods for curing same, and provided such Default was not cured, all rights of MediVision to (A) receive and retain distributions and (B) exercise the voting and/or consensual rights and powers shall cease and all such rights shall thereupon become vested in OIS, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights; provided, however, that to the extent any governmental consents or filings are required for the exercise by OIS of any of the foregoing rights and powers, OIS shall refrain from exercising

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such rights or powers until the making of such required filings, the receipt of such consents and the expiration of all related waiting periods.


     (k) Remedies Upon Default. Upon the occurrence of any Default, but only following termination of the respective periods for curing same, and provided such Default was not cured, OIS may: (i) elect not to make any further Term Advances to MediVision, or (ii) declare the Loan and the other Secured Obligations to be due and payable in full immediately, whereupon all of the Secured Obligations shall become forthwith due and payable. , without presentment, notice of dishonor, protest or further notice of any kind, all of which MediVision expressly waives. In addition, OIS may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, by other applicable law or as set forth under the Note or this Agreement. Without limiting the generality of the foregoing, upon the occurrence of a Default, but only following termination of the respective periods for curing same, and provided such Default was not cured, OIS may (i) require MediVision to, and MediVision hereby agrees that it will at its sole expense and upon request of OIS, forthwith assemble all or any part of the Pledged Securities as directed by OIS and make it available to OIS at a place to be designated by OIS;
(ii) without notice, take possession of all or part of the Pledged Securities and, for that purpose, OIS may enter upon any premises on which the Pledged Securities are located and remove the Pledged Securities therefrom; and (iii) without notice except as specified below, sell or otherwise dispose of all or any part of the Pledged Securities in one or more parcels at one or more public or private sales, or sales at any broker's board or on any securities exchange or at any of OIS' offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as OIS may deem commercially reasonable. MediVision agrees that, at least five (5) business days' notice by OIS to MediVision of the proposed action shall constitute fair and reasonable notice thereofOIS may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. OIS may apply the Pledged Securities to payment of the Secured Obligations in such order and manner as OIS may elect in its sole discretion, consistent with applicable law MediVision shall remain liable for any deficiency if the proceeds of any sale or disposition of the Pledged Securities are insufficient to pay all of the Secured Obligations in full. MediVision waives any rights of marshaling in respect of the Pledged Securities. MediVision hereby irrevocably waives, in the event OIS seeks to take possession of any or all of the Pledged Securities by judicial process, any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession and waives any demand for possession prior to the commencement of any such suit or action.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF MEDIVISION

     MediVision hereby represents and warrants to OIS that the representations and warranties in the following paragraphs of this Article III are all true and correct:

     3.1 Power and Capacity; Authorization. MediVision is a corporation duly organized and validly existing and in good standing under the laws of Israel. MediVision has full corporate

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power and authority to conduct its business as presently conducted by it and to own, lease or operate its assets and properties as presently owned, leased and operated by it and to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by MediVision's board of directors or other governing body and no other corporate proceedings by MediVision are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by MediVision and, assuming this Agreement constitutes a legal, valid and binding obligation of each of the other parties hereto, constitutes a legal, valid and binding agreement of MediVision, enforceable against MediVision in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights, and, with respect to the remedy of specific performance, equitable doctrines applicable thereto).

     3.2 No Conflicts. The execution, delivery and performance of this Agreement by MediVision will not (a) constitute a breach or violation of any provisions of articles of incorporation or bylaws or comparable charter documents, (b) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to or by which any of them or any of their respective assets or properties is bound, or (c) conflict with or result in a breach of or default (or any event which, with the giving of notice or lapse of time or both, would constitute a breach or default) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which any of them is a party or by which any of them or any of their respective assets or properties is bound, which conflict, breach or default would have a material adverse effect on the ability of MediVision to perform its obligations under this Agreement.

     3.3 Pledged Securities. The Pledged Securities are duly authorized, validly issued, fully paid and non-assessable. There are no restrictions on the transfer of the Pledged Securities other than as a result of this Agreement or applicable securities laws or the regulations promulgated thereunder.

     3.4 Financial Statements. As of the date hereof, MediVision shall have delivered to OIS copies of all of its financial statements prepared during the prior three-year period. Such financial statements of MediVision have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial position of MediVision as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.5 No Undisclosed Liabilities. Except as disclosed in the financial statements or on Schedule 3.5 hereto, to its knowledge, MediVision has not incurred since March 1st, 2005 any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would have a material adverse effect on the ability of MediVision to perform its obligations under this Agreement.

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     3.6 Indebtedness. Except as disclosed in the financial statements or on
Schedule 3.6 hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of MediVision, or for which MediVision has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $10,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the balance sheet of MediVision (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $5,000 due under leases required to be capitalized in accordance with GAAP. Except as disclosed on Schedule 3.5, MediVision is not in default with respect to any Indebtedness.

     3.7 Certain Fees. No brokers, finders or financial advisory fees or commissions will be payable by MediVision with respect to the transactions contemplated by this Agreement.

     3.8 Disclosure. Neither this Agreement nor the Schedules hereto contain any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under and at the time at which they were made herein or therein, not misleading.

     3.9 Ownership Of Pledged Securities. MediVision has good and marketable title to the Pledged Securities, free and clear of any liens.

     3.10 Actions Pending. Except as disclosed in the financial statements or on
Schedule 3.10, (a) there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of MediVision, threatened against MediVision which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto, (b) there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of MediVision, threatened, against or involving the Pledged Securities, and (c) there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or Governmental Body against MediVision which could result in a material adverse effect on the ability of MediVision to perform its obligations under this Agreement.

     3.11 Compliance with Law. Except as disclosed in the financial statements or on Schedule 3.11 hereto, the business of MediVision has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, domestic and foreign, except where the conduct of the business of MediVision in violation of any of such laws, rules, regulations and ordinances could not reasonably result in a material adverse effect on the ability of MediVision to perform its obligations under this Agreement.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF OIS

     OIS hereby represents and warrants to MediVision as follows:

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     4.1 Power and Capacity; Authorization. OIS is a corporation duly organized, validly existing and in good standing under the laws of the State of California. OIS has full corporate power and authority to conduct its business as presently conducted by it and to own, lease or operate its assets and properties as presently owned, leased and operated by it and to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of OIS, and no other corporate proceedings by OIS are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by OIS, and, assuming this Agreement constitutes a legal, valid and binding obligation of the other party hereto, constitutes a legal, valid and binding agreement of OIS, enforceable against OIS in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights, and, with respect to the remedy of specific performance, equitable doctrines applicable thereto).

     4.2 No Conflicts. The execution, delivery and performance of this Agreement by OIS will not (a) constitute a breach or violation of any provisions of OIS' Articles of Incorporation or Bylaws, (b) result in a violation of any law, rule, ordinance, regulation, order, judgment or decree applicable to or by which OIS or any of its assets or properties is bound, or (c) conflict with or result in a breach of or default (or any event which, with the giving of notice or lapse of time or both, would constitute a breach or default) under any mortgage, lien, lease, license, permit, agreement, contract or instrument to which OIS is a party or by which OIS or any of its assets or properties is bound, which conflict, breach or default would have a material adverse effect on the ability of OIS to perform its obligations under this Agreement.


                                    ARTICLE V

                                    COVENANTS

     MediVision covenants to OIS as follows:

     5.1 Use of Loan Proceeds. MediVision shall use the proceeds from the Loan for to repay indebtedness for borrowed money.

     5.2 Priority of Liens, Etc. The security interest granted to OIS hereby shall have priority over any other liens or restrictions as to the Pledged Securities, and MediVision will defend its good title in the Pledged Securities against the claims and demands of all persons claiming any lien in the Pledged Securities that is superior to the security interest granted to OIS hereby.

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                                   ARTICLE VI

                                  MISCELLANEOUS


     6.1 Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of law principles thereof).

     6.2 Remedies Cumulative. The remedies provided herein and in the Note shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

     6.3 Brokerage. Each party hereto will indemnify and hold harmless the other parties against and in respect of any claim for brokerage or other commission relative to this Agreement, the Note or to the transactions contemplated hereby or thereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     6.4 Severability. Whenever possible, each provision of this Agreement and the Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Note shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or the Note, as applicable.

     6.5 Notices. Notices required under this Agreement or the Note shall be deemed to have been adequately given if delivered in person or sent to the recipient at its address (or facsimile number, as the case may be) set forth on the signature page hereto or such other address as such party may from time to time designate in writing by certified mail (return receipt requested), facsimile or overnight courier in the manner provided in this Section 6.5.

     6.6  Amendments and Waivers.

          (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and signed, in the case of an amendment, by both parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No waiver by a party of any default, misrepresentation or breach of a warranty or covenant hereunder or under the Note, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of a warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent occurrence. No failure or delay by a party hereto in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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         6.7 Survival. All representations and warranties made by the parties contained in this Agreement and the Note and the respective covenants, agreements and obligations of the parties under this Agreement and the Note shall survive the execution and delivery of this Agreement.

         6.8 Entire Understanding. This Agreement and the Note express the entire understanding of the parties and supersede all prior and contemporaneous agreements and undertakings of the parties with respect to the subject matter hereof and thereof.

         6.9 Legal Fees and Expenses. Legal fees for OIS incurred in connection with this Agreement shall be paid by MediVision to OIS upon the execution and delivery of this Agreement, to be paid out of the initial Term Advance. Furthermore, in the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the Note, the prevailing party shall be paid by the other party a reasonable sum for attorneys' fees and expenses incurred by the prevailing party therein.

         6.10 Counterparts. This Agreement may be executed in counterparts and the signatures delivered by telecopy on the manner provided in Section 6.5, each of which shall be deemed to be an original but which taken together shall constitute one agreement with the same effect as of the signatures were upon the same instrument and delivered in person.

         6.11     Assignment; No Third-Party Beneficiaries.

                  (a) Except as otherwise expressly provided herein, this Agreement and the Note and the rights hereunder and thereunder shall not be assignable or transferable, except to an Affiliate, by any party without the prior written consent of all the other parties hereto; provided that, if such assignment or transfer is consented to, such assignee or transferee expressly assumes in writing all of the assigning party's obligations hereunder or thereunder, as applicable. Subject to the preceding sentence, this Agreement and the Note shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  (b) This Agreement and the Note are for the sole benefit of the parties hereto and thereto and their respective successors and assigns and nothing herein or therein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights hereunder or thereunder.

     6.12 Interpretation. This Agreement and the Note, including any exhibits, addenda, schedules and amendments, has been negotiated at arm's length and between persons sophisticated and knowledgeable in the matters dealt with in this Agreement and the Note. Each party has been represented by experienced and knowledgeable legal counsel. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement and the Note against the party that has drafted it is not applicable and is waived.

     6.13 Titles and Subtitles. The titles and subtitles used in this Agreement and the Note are used for convenience only and are not to be considered in construing or interpreting this Agreement or the Note.

     6.14 Waiver of Trial by Jury. EACH PARTY HERETO WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.





              (THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


MEDIVISION MEDICAL IMAGING LTD.

By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

Address:                   P.O. Box 45
                           Industrial Park
                           Yokneam Elit
                           20692 Israel


OPHTHALMIC IMAGING SYSTEMS

By:
    -------------------------------------------------
Name:
      -----------------------------------------------
Title:
       ----------------------------------------------

Address:                   221 Lathrop Way, Suite I
                           Sacramento, CA 95815
                           Attention: CEO and CFO
                           Facsimile No. (916) 646-0207
                           Telephone No. (916) 646-2020

With a copy to:            Jenkens & Gilchrist Parker Chapin LLP
                           405 Lexington Avenue
                           New York, NY  10174
                           Attention:  Henry I. Rothman, Esq.
                           Facsimile No. (212) 704-6288
                           Telephone No. (212) 704-6179



                 [SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT]

                                    EXHIBIT A

                                  FORM OF NOTE

                                 (see attached)

                                  SCHEDULE 3.5

                       DISCLOSED LIABILITIES OF MEDIVISION
                                      None

                                  SCHEDULE 3.6

                           INDEBTEDNESS OF MEDIVISION
                                      None

                                  SCHEDULE 3.10

                       ACTIONS PENDING AGAINST MEDIVISION

                                      None

                                  SCHEDULE 3.11

                     MEDIVISION VIOLATIONS OF APPLICABLE LAW
                                      None